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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2002

                                  PREMCOR INC.
             (Exact name of registrant as specified in its charter)


                         Commission file number: 1-16827


                     Delaware                                   43-1851087
           (State or other jurisdiction                      (I.R.S. Employer
       of incorporation or organization)                    Identification No.)


                1700 East Putnam
                    Suite 500                                      06870
           Old Greenwich, Connecticut                            (Zip Code)
    (Address of principal executive offices)



       Registrant's telephone number, including area code: (203) 698-7500


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Item 9.    Regulation FD Disclosure

           On August 6, 2002, Premcor Inc. ("Premcor") announced its operating results for the second quarter and first half of 2002. A copy of Premcor's press release making such announcement is attached hereto and incorporated by reference in its entirety.

     The following exhibit is furnished with this Current Report on Form 8-K:


          Exhibit No.                     Description

              99.1                 Press release dated as of August 6, 2002




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               Premcor Inc.
                                               (Registrant)




                                 /s/  Dennis R. Eichholz
                                 -----------------------------------------------
                                 Dennis R. Eichholz
                                 Controller (principal
                                 accounting officer and
                                 duly authorized officer)



August 6, 2002

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                                  Exhibit Index



      Exhibit No.                 Description

          99.1        Press release dated as of August 6, 2002






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